Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of January 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	11,901,712	884,535
Vanguard WindsorTM Fund Investor Shares	27,047,321	589,361
Vanguard Growth and Income Fund Investor Shares	9,099,172	585,805
Vanguard Windsor II Fund Investor Shares	9,550,638	442,099
Vanguard ExplorerTM Fund Investor Shares	2,448,401	293,955
Vanguard Mid-Cap Growth Fund	5,160,274	147,532
Total Investment Companies (Cost $1,698,171)		2,943,287
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.371% (Cost $—)	1	—
Total Investments (100.0%) (Cost $1,698,171)		2,943,287
Other Assets and Liabilities—Net (0.0%)		(1,190)
Net Assets (100%)		2,942,097
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2025, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2025 Market Value ($000)
Vanguard Explorer Fund	286,679	18,804	10,686	664	(1,506)	1,144	16,423	293,955
Vanguard Growth and Income Fund	583,081	60,398	37,293	1,473	(21,854)	2,774	57,509	585,805
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	1	—	—
Vanguard Mid-Cap Growth Fund	145,452	2,599	13,909	(2,226)	15,616	2,599	—	147,532
Vanguard U.S. Growth Fund	873,166	41,085	88,542	10,802	48,024	1,705	38,146	884,535
Vanguard Windsor Fund	580,263	65,202	16,974	(474)	(38,656)	5,587	53,569	589,361
Vanguard Windsor II Fund	433,765	42,184	15,635	302	(18,517)	3,202	35,241	442,099
Total	2,902,406	230,272	183,039	10,541	(16,893)	17,012	200,888	2,943,287
1	Not applicable—purchases and sales are for temporary cash investment purposes.